UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
April 16, 2009

Unify Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1420 Rocky Ridge Drive
Roseville, California 95661
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(916) 218-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2009, Unify Corporation, a Delaware corporation (“Unify” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Unify, UCAC, Inc., a Delaware corporation and a wholly-owned subsidiary of Unify and AXS-One, Inc., a Delaware corporation (“AXS-One”). Pursuant to the terms of the Merger Agreement:

  All of the issued and outstanding shares of common stock of AXS-One, and all warrants to purchase shares of common stock of AXS-One, will be converted into, in the aggregate, 1,000,000 shares of Unify common stock, or warrants to purchase shares of Unify common stock, as the case may be;

  The outstanding convertible notes of AXS-One with an aggregate outstanding principal balance of approximately $13 million will be exchanged for 2,100,000 shares of Unify common stock, subject to certain adjustments based on AXS-One’s working capital at the effective time of the merger. The note holders may also be issued additional shares of Unify common stock based on revenue generated from AXS-One’s legacy products over the 12 months after the effective date of the Merger.

The Merger is conditioned on; among other things, the Merger Agreement being approved by the stockholders of each of Unify and AXS-One; the shares of Unify’s common stock to be issued in the Merger being registered on an effective registration statement and authorized for listing on NASDAQ; the accuracy of the representations and warranties of each party; and AXS-One having working capital as of the effective time of the Merger of not less than negative $1.75 million (subject to certain adjustments).

The Merger Agreement also includes customary termination provisions for both the Unify and AXS-One and provides that, in connection with the termination of the Merger Agreement under specified circumstances, AXS-One will be required to pay Unify a termination fee of $500,000. This termination fee would be reduced to zero if Unify’s fourth quarter revenue (in accordance with GAAP) is less than $4.5 million. Also, under specified circumstances, each party may be obligated to reimburse the other for its expenses in negotiating and memorializing the transactions contemplated by the Merger Agreement.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

At the time that the Merger Agreement was entered into, certain executive officers and stockholders of each of AXS-One and Unify entered into voting agreements pursuant to which such party agreed to vote his or its shares of Unify common stock or AXS-One common stock, respectively, in favor of the Merger and the transactions contemplated thereby. The voting agreements will terminate upon the termination of the Merger Agreement in accordance with its terms or the effectiveness of the Merger.

Forward-Looking Statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of Unify and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, AXS-One’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in Unify’s and AXS-One’s Securities and Exchange Commission reports, including but not limited to the risks described in Unify’s Annual Report on Form 10-K for its fiscal year ended April 30, 2008 and Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2009 and AXS-One’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Unify and AXS-One assume no obligation and do not intend to update these forward-looking statements.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Registration Statement on Form S-4 that Unify intends to file with the SEC will include a joint proxy statement of Unify and AXS-One that also constitutes a prospectus of Unify. Unify and AXS-One will mail the definitive joint proxy statement/prospectus to their respective stockholders. SECURITY HOLDERS OF UNIFY AND AXS-ONE ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/ PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED MERGER CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UNIFY, AXS-ONE AND THE PROPOSED TRANSACTION. In addition to the documents described above, Unify files annual, quarterly and current reports, proxy statements and other information with the SEC. Security holders will be able to obtain free copies of the Registration Statement and the joint proxy statement/prospectus (when available) and other documents filed by Unify with the SEC at the SEC’s website at www.sec.gov or at Unify’s website at www.unify.com.

Unify and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Unify stockholders in respect of the proposed transaction. A description of direct and indirect interests, by security holdings or otherwise, of the directors and executive officers of Unify is set forth in Unify’s proxy statement for its fiscal 2008 annual meeting, which was filed with the SEC on February 27, 2009. Additional information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed merger and a description of their interests will be contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC. You can obtain free copies of these documents from Unify at Unify’s website at www.unify.com.

Item 8.01 Other Events.

On April 16, 2009, a press release was issued announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit #	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of April 16, 2009, by and among Unify Corporation, UCAC, Inc., and AXS-One Inc.

10.1	Note Exchange Agreement dated as of April 16, 2009, by and among Unify Corporation and the holders of convertible promissory notes of AXS-One, Inc.

99.1	Text of Unify’s press release, issued April 16, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2009

By:	/s/ Steven Bonham

Steven Bonham
Vice President and CFO
(Principal Financial and Accounting Officer)